January 3, 2020

Pzena Long/Short Value Fund
A series of Advisors Series Trust

Investor Class - PZVLX
Institutional Class - PZILX

Supplement to the Summary Prospectus dated June 28, 2019

Effective January 1, 2020, Mr. Manoj Tandon no longer serves as a portfolio manager to the Pzena Long/Short Value Fund (the “Fund” or the “Long/Short Fund”). Thereafter, please disregard all references to Mr. Manoj Tandon in the Summary Prospectus.

Please retain this Supplement for future reference.